UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


                                   May 9, 2000

                       (Date of earliest event reported)

                               UNIDYNE CORPORATION

                     (Exact name of small business issuer
                         as specified in its charter)



DELAWARE                      0-10372                 23-2154902
(State or other jurisdiction              (Commission File No.)   (IRS
                                                Employer Identification No.)
of incorporation or organization)



           118 PICKERING WAY, SUITE 104, EXTON, PENNSYLVANIA  19341
                   (Address of principal executive offices)

                                 (610) 363-8237

                           (Issuer's telephone number)

ITEM 5.     OTHER EVENTS

On May 9, 2000, the Company's principal subsidiary, Dynamatic Corporation, filed for bankruptcy in the United States Bankruptcy Court, District of Delaware, Docket No. 00-1911. Dynamatic listed its assets as $11.9 million and its liabilities as $11.6 million. Dynamatic, which furloughed its employees on April 15, expects to resume operations on May 15, and has reached agreement with its principal lender for financing its operations during the reorganization.

ITEM 7.     EXHIBITS

1.    Press Release dated May 11, 2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                UNIDYNE Corporation

May 17, 2000                                          /s/ Wayne R. Lorgus

-------------------------------------------
                                                Wayne R. Lorgus, President
                                                and
                                                Chief Financial Officer